UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           November 5, 2003

                          21st Century Insurance Group
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         California                 0-6964              95-1935264
(STATE OR OTHER JURISDICTION     (COMMISSION          (IRS EMPLOYER
      OF INCORPORATION)          FILE NUMBER)       IDENTIFICATION NO)

  6301 Owensmouth Avenue
  Woodland Hills, California                                91367
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

Registrant's telephone number, including area code     (818) 704-3700

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     1. On November 5, 2003, 21st Century Insurance Group issued a press release announcing its results for the quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            21ST CENTURY INSURANCE GROUP
                                            ----------------------------
                                                  (Registrant)





Date:  November 5, 2003          By:                  /s/
                                   -------------------------------------------
                                     Michael J. Cassanego, Senior Vice President
                                     and General Counsel

          EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
99.1                Press release of 21st Century Insurance Group,
                    dated November 5, 2003.


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